UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2016

Commission File No. 000-16929

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite C-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2016, Soligenix, Inc. (the “Company”) entered into a one-year employment agreement (the “Employment Agreement”) with Karen Krumeich, pursuant to which Ms. Krumeich will serve as the Company’s Senior Vice President and Chief Financial Officer.

Ms. Krumeich has over 25 years of diverse experience in the financial and strategic management of emerging growth life science companies. She has a proven track record and expertise in corporate financial operations, equity financings and business development including partnerships, mergers and acquisitions. Since September 2013, Ms. Krumeich has served as a consultant providing finance, investor relations, business development and public relations services to the Company and other healthcare companies. From May 2011 to May 2013, she worked as Vice President of Finance of Cerecor, Inc., a publicly-traded biopharmaceutical company, where she was responsible for equity financings, corporate administrative functions, and investor relations. In addition to these positions, Ms. Krumeich was a healthcare consultant partner with Tatum, LLC, a national consulting firm, where she served as Interim Chief Financial Officer of several private and public life science and technology companies, and was Chief Financial Officer of Mela Sciences, Inc., a publicly-traded medical device company. Prior to these positions, she held positions of increasing responsibility with several healthcare companies, including Bristol-Myers Squibb Company, a public pharmaceutical company, where she was Director of Health Systems and as Vice President of Finance for a national pharmacy provider. Ms. Krumeich began her career as a pharmacist and transitioned into finance after successfully completing the CPA exam. Ms. Krumeich earned a B.Sc. in Pharmacy from the University of Toledo, Ohio and completed her post graduate work in accounting and finance at Cleveland State University while pursuing her career as a pharmacist.

Under the terms of the Employment Agreement, Ms. Krumeich is entitled to an annual base salary of $222,000 and an annual bonus targeted at 30% of her base salary, payable at the end of each calendar year.  The bonus will be pro-rated for any portion of a year in which Ms. Krumeich is employed by the Company.  The Company has issued Ms. Krumeich a stock option to purchase up to 100,000 shares of the Company’s common stock.  The option vests immediately as to 25,000 shares and vests as to the remainder of the shares on each three (3) month anniversary of the grant date at a rate of 6,250 shares per quarter.  The exercise price of the option equals $0.74 per share, the market price of the Company’s common stock as of the close of business on June 15, 2016.  The term of the Employment Agreement automatically renews for successive periods of one year, unless the Company or Ms. Krumeich delivers notice of an election not to renew the term at least three months prior to the end of the employment term.

Joseph M. Warusz, who has served as the Company’s Vice President of Finance and Acting Chief Financial Officer since February 2012, will be retiring from the Company effective June 30, 2016.

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The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in Item 5.07, on June 16, 2016, the Company’s stockholders approved and adopted an amendment to the Second Amended and Restated Certificate of Incorporation (“Amendment”), which increased the number of authorized shares of common stock, par value $0.001 per share (“Common Stock”), from 50,000,000 to 100,000,000.  The Amendment became effective upon filing with the Secretary of State of the State of Delaware on June 17, 2016. A copy of the Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07      Submission of Matters to a Vote of Security Holders.

On June 16, 2016, the Company held its 2016 Annual Meeting of Stockholders, at which the following items were voted upon:

(1)	Election of Directors:

The following six nominees were elected as directors to serve until the 2017 Annual Meeting of Stockholders by votes as follows:

Name	For	Withheld
Keith L. Brownlie, CPA	14,203,511	1,178,573
Marco M. Brughera, DVM	14,522,888	859,196
Gregg A. Lapointe, CPA	14,545,097	836,987
Robert J. Rubin, MD	14,515,241	866,843
Christopher J. Schaber, PhD	13,945,802	1,436,282
Jerome B. Zeldis, MD, PhD	14,486,837	895,247

There were 10,955,903 broker non-votes in the election of directors.

(2)	The approval of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), which increases the number of authorized shares of common stock from 50,000,000 to 100,000,000:

The proposal to approve the amendment to the Certificate of Incorporation was approved, and the votes were as follows:

For	Against	Abstain
21,485,393	4,073,514	779,080

There were no broker non-votes on this proposal.

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(3)	The approval of the grant of discretionary authority to the Board of Directors for up to a three year period (a) to amend the Certificate of Incorporation to effect a reverse stock split of the common stock at a ratio within the range from one-for-two to one-for-ten and to proportionately reduce the number of shares of the common stock authorized for issuance or (b) to determine not to proceed with the reverse stock split and proportionate reduction in the number of shares of common stock authorized for issuance:

The proposal to approve the grant of discretionary authority to the Board of Directors was approved, and the votes were as follows:

For	Against	Abstain
20,500,283	5,630,068	207,636

There were no broker non-votes on this proposal.

(4)	Non-binding advisory vote on executive compensation:

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2016 proxy statement was approved, and the votes were as follows:

For	Against	Abstain
13,297,407	1,949,029	135,648

There were 10,955,903 broker non-votes on this proposal.

(5)	Ratification of the Appointment of Independent Registered Public Accounting Firm:

The proposal to ratify the appointment of EisnerAmper LLP as the independent registered public accountants of the Company for the fiscal year ending December 31, 2016 was approved by votes as follows:

For	Against	Abstain
24,876,226	1,232,069	229,692

There were no broker non-votes on this proposal.

Item 7.01      Regulation FD Disclosure.

On June 22, 2016, the Company updated its corporate presentation to provide revised estimated timeframes for the achievement of certain development milestones for its product candidates.  The slides from this presentation are attached hereto as Exhibit 99.2.  The attached materials will be posted on the Company’s website at www.soligenix.com.  The Company does not undertake to update this presentation.

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The address to the Company’s website is provided solely for information purposes. The Company does not intend the address to be an active link or to otherwise incorporate the contents of the website into this report.

Item 9.01.     Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation

10.1	Employment Agreement dated as of June 16, 2016 between Karen Krumeich, and Soligenix, Inc.

99.1	Press release issued by Soligenix, Inc. on June 20, 2016.

99.2	Corporate Presentation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.
June 22, 2016	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation

10.1	Employment Agreement dated as of June 16, 2016 between Karen Krumeich, and Soligenix, Inc.

99.1	Press release issued by Soligenix, Inc. on June 20, 2016.

99.2	Corporate Presentation.

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